UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date  of report (Date of earliest event reported):        April 15,  2002
                                                          ---------------


                            BARNETT AUTO TRUST 1997-A
                            -------------------------
             (Exact name of registrant as specified in its charter)



       United  States          333-26675                86-0888083
       --------------          ---------          ----------------------

       (State  or  other       (Commission        (I.R.S.  Employer
       jurisdiction  of        File Number)       Identification Number)
       incorporation)


                            Barnett Auto Trust 1997-A
                                  NC1-005-14-02
                              121 West Trade Street
                        Charlotte, North Carolina  28255

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (704) 386-4567

Item  5.  Other  Events
          -------------
          The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.

Item 7.   Financial Statement, Pro Forma Financial Statements and Exhibits
          ----------------------------------------------------------------

 (c)      Exhibits.

 99       Monthly  Servicers  Certificate  for  Barnett  Bank,  N.A
          Barnett  Auto  Trust  1997-A

                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            BARNETT AUTO Trust 1997-A
                            -------------------------
                                  (Registrant)





                            Dated:     April 15, 2002
                                       --------------





          By:  /s/   Rhonda  Nantz
               -------------------
          Name:      Rhonda  Nantz
          Title:     Vice  President
                     (Duly  Authorized  Officer)

                                INDEX TO EXHIBITS
                               ------------------


Exhibit
Number                       Exhibit
------                       -------

99           Monthly  Servicers  Certificate  for  Barnett  Bank,  N.A
             Barnett  Auto  Trust  1997-A


                                                                                                              EXHIBIT 99
                                                       BARNETT AUTO TRUST 1997-A

                                                       5.6544% ASSET BACKED NOTES
                                                        5.92% ASSET BACKED NOTES
                                                        6.03% ASSET BACKED NOTES
                                                        6.18% ASSET BACKED NOTES
                                                        6.26% ASSET BACKED NOTES
                                                        6.38% ASSET BACKED NOTES

                                           Distribution Date:     04/15/02
                                           Collection Period:     03/01/02     -     03/31/02

                 Under the Sale and Servicing Agreement dated as of September 18, 1997 among NationsBank, NA (or NBNA), formerly Barnett Bank, NA (BBNA), as servicer and seller (the "Servicer"), Barnett Auto Trust 1997-A, as issuer (the "Trust"), and NBNA., as sponsor, the Servicer is required certain information each month regarding current distributions to the Noteholders and the performance of the Trust during the previous month.  The information that is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.             INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION
               -----------------------------------------------------------------------------------------

      1.       CLASS A-1 NOTES

          a.   The aggregate amount of the distribution with respect to the Notes                                  0.00

          b.   The amount of the distribution set forth in paragraph A1a above in respect of interest
               on the Notes.                                                                                       0.00

          c.   The amount of the distribution set forth in paragraph A1a above in respect of principal
               of the Notes.                                                                                       0.00

          d.   The amount of the distribution set forth in paragraph A1a payable out of amounts
               withdrawn from the Reserve Account with respect to the Notes.                                       0.00

          e.   The amount of the distribution set forth in paragraph A1a above, per $1,000 Note.                   0.00

          f.   The amount of the distribution set forth in paragraph A1b above, per $1,000 Note.                   0.00

          g.   The amount of the distribution set forth in paragraph A1c above, per $1,000 Note.                   0.00

          h.   The amount of the distribution set forth in paragraph A1d above, per $1,000 Note.                   0.00

      2.       CLASS A-2 NOTES

          a.   The aggregate amount of the distribution with respect to the Notes                                  0.00

          b.   The amount of the distribution set forth in paragraph A2a above in respect of interest
               on the Notes.                                                                                       0.00

          c.   The amount of the distribution set forth in paragraph A2a above in respect of principal
               of the Notes.                                                                                       0.00

          d.   The amount of the distribution set forth in paragraph A2a payable out of amounts
               withdrawn from the Reserve Account with respect to the Notes.                                       0.00

          e.   The amount of the distribution set forth in paragraph A2a above, per $1,000 Note.                   0.00

          f.   The amount of the distribution set forth in paragraph A2b above, per $1,000 Note.                   0.00

          g.   The amount of the distribution set forth in paragraph A2c above, per $1,000 Note.                   0.00

          h.   The amount of the distribution set forth in paragraph A2d above, per $1,000 Note.                   0.00

       3       CLASS A-3 NOTES

          a.   The aggregate amount of the distribution with respect to the Notes                                  0.00

          b.   The amount of the distribution set forth in paragraph A3a above in respect of interest
               on the Notes.                                                                                       0.00

          c.   The amount of the distribution set forth in paragraph A3a above in respect of principal
               of the Notes.                                                                                       0.00

          d.   The amount of the distribution set forth in paragraph A3a payable out of amounts
               withdrawn from the Reserve Account with respect to the Notes.                                       0.00

          e.   The amount of the distribution set forth in paragraph A3a above, per $1,000 Note.                   0.00

          f.   The amount of the distribution set forth in paragraph A3b above, per $1,000 Note.                   0.00

          g.   The amount of the distribution set forth in paragraph A3c above, per $1,000 Note.                   0.00

          h.   The amount of the distribution set forth in paragraph A3d above, per $1,000 Note.                   0.00

      4.       CLASS A-4 NOTES

          a.   The aggregate amount of the distribution with respect to the Notes                                  0.00

          b.   The amount of the distribution set forth in paragraph A4a above in respect of interest
               on the Notes.                                                                                       0.00

          c.   The amount of the distribution set forth in paragraph A4a above in respect of principal
               of the Notes.                                                                                       0.00

          d.   The amount of the distribution set forth in paragraph A4a payable out of amounts
               withdrawn from the Reserve Account with respect to the Notes.                                       0.00

          e.   The amount of the distribution set forth in paragraph A4a above, per $1,000 Note.                   0.00

          f.   The amount of the distribution set forth in paragraph A4b above, per $1,000 Note.                   0.00

          g.   The amount of the distribution set forth in paragraph A4c above, per $1,000 Note.                   0.00

          h.   The amount of the distribution set forth in paragraph A4d above, per $1,000 Note.                   0.00

       5       CLASS A-5 NOTES

          a.   The aggregate amount of the distribution with respect to the Notes                                  0.00

          b.   The amount of the distribution set forth in paragraph A5a above in respect of interest
               on the Notes.                                                                                       0.00

          c.   The amount of the distribution set forth in paragraph A5a above in respect of principal
               of the Notes.                                                                                       0.00

          d.   The amount of the distribution set forth in paragraph A5a payable out of amounts
               withdrawn from the Reserve Account with respect to the Notes.                                       0.00

          e.   The amount of the distribution set forth in paragraph A5a above, per $1,000 Note.                   0.00

          f.   The amount of the distribution set forth in paragraph A5b above, per $1,000 Note.                   0.00

          g.   The amount of the distribution set forth in paragraph A5c above, per $1,000 Note.                   0.00

          h.   The amount of the distribution set forth in paragraph A5d above, per $1,000 Note.                   0.00

       6       CLASS B NOTES

          a.   The aggregate amount of the distribution with respect to the Notes                          3,507,379.06

          b.   The amount of the distribution set forth in paragraph A6a above in respect of interest
               on the Notes.                                                                                 186,191.24

          c.   The amount of the distribution set forth in paragraph A6a above in respect of principal
               of the Notes.                                                                               3,321,187.82

          d.   The amount of the distribution set forth in paragraph A6a payable out of amounts
               withdrawn from the Reserve Account with respect to the Notes.                                       0.00

          e.   The amount of the distribution set forth in paragraph A6a above, per $1,000 Note.                  97.08

          f.   The amount of the distribution set forth in paragraph A6b above, per $1,000 Note.                   5.15

          g.   The amount of the distribution set forth in paragraph A6c above, per $1,000 Note.                  91.93

          h.   The amount of the distribution set forth in paragraph A6d above, per $1,000 Note.                   0.00

      7.       CERTIFICATES

          a.   The aggregate amount of the distribution with respect to the Certificates                           0.00

          b.   The amount of the distribution set forth in paragraph A7a payable out of amounts
               withdrawn from the Reserve Account with respect to the Certificates.                                0.00

B.             INFORMATION REGARDING THE PERFORMANCE OF THE TRUST
               -----------------------------------------------------------------------------------------

      1.       POOL BALANCE AND NOTE PRINCIPAL BALANCE.

          a.   The Pool Balance at the close of business on the last day of the Collection Period.        31,699,107.81

          b.   The Class A-1 Note Pool Balance after giving effect to payments allocated to principal as
               set forth in paragraph A1c.                                                                         0.00

          c.   The Class A-1 Note Pool Factor after giving affect to the payments set forth in
               paragraph A1c.                                                                                      0.00%

          d.   The Class A-2 Note Pool Balance after giving effect to payments allocated to principal as
               set forth in paragraph A2c.                                                                         0.00

          e.   The Class A-2 Note Pool Factor after giving affect to the payments set forth in
               paragraph A2c.                                                                                      0.00%

          f.   The Class A-3 Note Pool Balance after giving effect to payments allocated to principal as
               set forth in paragraph A3c.                                                                         0.00

          g.   The Class A-3 Note Pool Factor after giving affect to the payments set forth in
               paragraph A3c.                                                                                      0.00%

          h.   The Class A-4 Note Pool Balance after giving effect to payments allocated to principal as
               set forth in paragraph A4c.                                                                         0.00

          I.   The Class A-4 Note Pool Factor after giving affect to the payments set forth in
               paragraph A4c.                                                                                      0.00%

          j.   The Class A-5 Note Pool Balance after giving effect to payments allocated to principal as
               set forth in paragraph A5c.                                                                         0.00

          k.   The Class A-5 Note Pool Factor after giving affect to the payments set forth in
               paragraph A5c.                                                                                      0.00%

          l.   The Class B Note Pool Balance after giving effect to payments allocated to principal as
               set forth in paragraph A6c.                                                                31,699,107.81

          m.   The Class B Note Pool Factor after giving affect to the payments set forth in
               paragraph A6c.                                                                                     87.74%

          n.   The aggregate Purchase Amount for all Receivables that were repurchased
               in the Collection Period.                                                                           0.00

          o.   The aggregate Payahead Balance on such Distribution Date.                                   1,082,354.00

          p.   The change in the Payahead Balance from the preceding Distribution Date.                       44,611.16

          q.   The aggregate Advance Balance on such Distribution Date.                                      592,693.30

          r.   The change in the Advance Balance from  the preceding Distribution Date.                     (159,203.62)

          s.   Total Collections by the Servicer.                                                          3,842,545.41

          t.   All amounts received by the Trust from the Servicer.                                        3,683,341.79

      2.       SERVICING

          a.   The aggregate amount of the Servicing Fee paid to the Servicer with respect
               to the preceding Collection Period.                                                            29,183.58

      3.       PAYMENT SHORTFALLS

          a.   The amount of the Class A Noteholders' Interest Carryover Shortfall after giving effect
               to the payments set forth in paragraph A1b above with respect to the Notes.                         0.00

          b.   The amount of the Class A Noteholders' Interest Carryover Shortfalls set forth in
               paragraph B3a above per $1,000 interest with respect to the Class A Notes.                          0.00

          c.   The amount of the Class B Noteholders' Interest Carryover Shortfall after giving effect
               to the payments set forth in paragraph A1b above with respect to the Notes.                         0.00

          d.   The amount of the Class B Noteholders' Interest Carryover Shortfalls set forth in
               paragraph B3a above per $1,000 interest with respect to the Class B Notes.                          0.00

          e.   The amount of the Class A Noteholders' Principal Carryover Shortfall after giving effect
               to the payments set forth in paragraph A1b above with respect to the Notes.                         0.00

          f.   The amount of the Class A Noteholders' Principal Carryover Shortfalls set forth in
               paragraph B3a above per $1,000 Principal with respect to the Class A Notes.                         0.00

          g.   The amount of the Class B Noteholders' Principal Carryover Shortfall after giving effect
               to the payments set forth in paragraph A1b above with respect to the Notes.                         0.00

          h.   The amount of the Class B Noteholders' Principal Carryover Shortfalls set forth in
               paragraph B3a above per $1,000 Principal with respect to the Class B Notes.                         0.00

      4.       LOSSES AND DELINQUENCIES

          a.   The aggregate amount scheduled to be paid, including unearned finance and
               other charges, for which Obligors are delinquent 60 days or more.                           1,056,316.36

          b.   The amount of the aggregate Realized Losses for such Collection Period.                         8,244.88

          c.   Cumulative Realized Losses from the Closing Date, including Realized Losses
               for such Collection Period.                                                                30,542,396.82

          d.   Recoveries, if any, for such Collection Period.                                               216,473.54

      5.       RESERVE ACCOUNT

          a.   The Reserve Account balance as of the last day of the preceding Collection
               Period, including earnings.                                                                11,209,708.00

          b.   Earnings included in above balance.                                                            16,204.84

          c.   Transfer to Reserve Account from Collection Account on Distribution Date.                     102,167.99

          d.   Payments to the Certificateholders                                                                  0.00

          e.   The Reserve Account balance as of the Distribution Date set forth above after giving effect to the distribution in respect of principal made on such
               Distribution Date.                                                                         11,311,875.99

      6.       DELINQUENCY

          a.   Percentage of principal balance of Receivables delinquent 31 to 60 days.                            5.42%

          b.   Percentage of principal balance of Receivables delinquent 61 to 90 days.                            1.67%

          c.   Percentage of principal balance of Receivables delinquent over 90 days.                             1.67%

      7.       WAC/WAM

          a.   Weighted Average Coupon of Receivables                                                             13.05%

          b.   Weighted Average Remaining Term of Receivables                                                     14.41


                                    SCHEDULE OF EXCESS CASH
                                    -----------------------


 1.  Total interest collected in collection period    325,787.69

 2.  Interest on Class A-1 Notes                            0.00

 3.  Interest on Class A-2 Notes                            0.00

 4.  Interest on Class A-3 Notes                            0.00

 5.  Interest on Class A-4 Notes                            0.00

 6.  Interest on Class A-5 Notes                            0.00

 7.  Interest on Class B Notes                       (186,191.24)

 8.  Losses                                            (8,244.88)

 9.  Late Charges/Extensions Fees Collected                 0.00

10.  Servicer Fee (including Late Charges)            (29,183.58)
                                                     ------------

     Total Excess Yield                               102,167.99
                                                     ============


                              SCHEDULE OF ALLOCATION OF COLLECTION ACCOUNT
                              --------------------------------------------


Total Cash Deposited to Collection Account # 77084381                       3,842,545.41

Servicer Advance on Receivables to Barnett.                                  (159,203.62)

Payaheads transfer from Payahead Account # 77084384                           (44,611.16)

Class A-1 Notes
                   Interest Distribution Amount - A(1)b             0.00
                   Principal Distribution Amount - A(1)c            0.00            0.00

Class A-2 Notes
                   Interest Distribution Amount - A(2)b             0.00
                   Principal Distribution Amount - A(2)c            0.00            0.00

Class A-3 Notes
                   Interest Distribution Amount - A(3)b             0.00
                   Principal Distribution Amount - A(3)c            0.00            0.00

Class A-4 Notes
                   Interest Distribution Amount - A(4)b             0.00
                   Principal Distribution Amount - A(4)c            0.00            0.00

Class A-5 Notes
                   Interest Distribution Amount - A(5)b             0.00
                   Principal Distribution Amount - A(5)c            0.00            0.00

Class B Notes
                   Interest Distribution Amount - A(6)b      (186,191.24)
                   Principal Distribution Amount - A(6)c   (3,321,187.82)  (3,507,379.06)

Servicer fee and late charges to BDFS per Note B(2) (a)                       (29,183.58)

Excess Cash transfer to Reserve Account # 77084383                           (102,167.99)
                                                                           --------------

Balance                                                                             0.00
                                                                           ==============



                           SCHEDULE OF ALLOCATION OF RESERVE ACCOUNT
                           -----------------------------------------


Beginning Balance                   11,193,503.16

Additions to Reserve Account           118,372.83

Excess Yield to Certificateholders           0.00
                                    -------------

Ending Balance                      11,311,875.99
                                    =============
